UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

April 16, 2020

Date of Report (Date of earliest event reported)

JAZZ PHARMACEUTICALS PUBLIC LIMITED COMPANY

(Exact name of registrant as specified in its charter)

Ireland	001-33500	98-1032470
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

Fifth Floor, Waterloo Exchange,

Waterloo Road, Dublin 4, Ireland D04 E5W7

(Address of principal executive offices, including zip code)

011-353-1-634-7800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary shares, nominal value $0.0001 per share	JAZZ	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

On April 16, 2020, Porton Biopharma Limited, a limited liability company wholly owned by the UK Secretary of State for Health (“PBL”) announced that it has entered into a new agreement with a new partner to commercialize and distribute Erwinaze® (as it is marketed in the U.S.)/Erwinase® (as it is marketed elsewhere) after the current agreement with a subsidiary of Jazz Pharmaceuticals plc (the “Company”) terminates. As previously disclosed, in February 2019, the Company received a notice from PBL that provided for the termination of the Royalty Bearing Licence Agreement and Supply Agreement Re Erwinia-Derived Asparaginase, dated as of July 22, 2005, between PBL (successor to Public Health England by novation) and Jazz Pharmaceuticals France SAS (f/k/a EUSA Pharma SAS, f/k/a Opi S.A.), a wholly owned subsidiary of the Company (as amended on December 22, 2009, November 21, 2011, August 8, 2012, and December 20, 2018, the “RBLA”), which gives the Company the right to exclusively market Erwinas/ze, as of the expiration of its current term on December 31, 2020. Notwithstanding termination of the RBLA, the Company has the right to sell certain Erwinaze inventory for a post-termination sales period of 12 months, and retains ownership of certain data, know-how and other property interests related to Erwinas/ze, including the biologics license application for Erwinaze in the U.S. and marketing authorizations for Erwinase in several other countries. The Company is committed to ensuring patient care and intends to work with PBL to address business transition.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements, including, but not limited to, statements related to the Company’s post-termination rights with respect to Erwinaze and the timing thereof, and other statements that are not historical facts. These forward-looking statements are based on Jazz Pharmaceuticals plc’s current expectations and inherently involve significant risks and uncertainties. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties, which include, without limitation, risks and uncertainties related to potential disagreements between PBL and the Company regarding the extent of each party’s respective rights under the RBLA and the potential that the Company could lose its rights to exclusively market Erwinaze sooner than expected, and those other risks detailed from time to time under the caption “Risk Factors” and elsewhere in Jazz Pharmaceuticals plc’s Securities and Exchange Commission filings and reports (Commission File No. 001-33500), including Jazz Pharmaceuticals plc’s Annual Report on Form 10-K for the year ended December 31, 2019 and future filings and reports by Jazz Pharmaceuticals plc. Jazz Pharmaceuticals plc undertakes no duty or obligation to update any forward-looking statements contained in this Current Report on Form 8-K as a result of new information, future events or changes in its expectations.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JAZZ PHARMACEUTICALS PUBLIC LIMITED COMPANY

By:	/s/ Neena M. Patil
Name:	Neena M. Patil
Title:	Senior Vice President and General Counsel

Date: April 16, 2020